Exhibit 99.2

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements set forth below for AXIO give effect to the Share Exchange Agreement pursuant to which AXIO will acquire 100% of the issued and outstanding share capital of Eastern Concept from the Eastern Concept Shareholder in exchange for 35,351,667 shares of common stock of AXIO.  For the purposes of these unaudited pro forma condensed consolidated financial statements, the Share Exchange Agreement is deemed to be effected as of the beginning of the periods for which the pro forma financial information is presented, i.e. January 1, 2006.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements do not necessarily represent what AXIO’s financial position or results of operations would have been had the Share Exchange Agreement been completed as of the dates presented, and should not be taken as representative of the future consolidated financial position or results of operations of AXIO. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of AXIO.

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Balance Sheet
As of June 30, 2007

	AXIO (Unaudited)	Eastern Concept (Audited)	Pro forma adjustments	Note		Pro forma consolidated balance
	US$	US$	US$			US$
ASSETS
Current assets
Cash and cash equivalents	3,029	1,326,246	(3,029)	2	(a)	1,326,246
Taxation						-
Due from holding company						-
Due from a director						-
Due from related companies						-
Accounts receivable	2,413	129	(2,413)	2	(a)	129

Total current assets	5,442	1,362,375				1,362,375

Property and equipment
Property and equipment	228,400	-	(228,400)	2	(a)	-
Accumulated Depreciation	(33,476)	-	33,476	2	(a)	-

Net fixed assets	194,924	-				-

Total assets	200,366	1,362,375				1,362,375

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities

Accounts payable and other current liabilities	8,011	1,366,161	(8,011)	2	(a)	1,366,161
Current portion of mortgage payable	14,694	-	(14,694)	2	(a)	-

Total current liabilities	22,705	1,366,161				1,366,161

Long-term liabilities
Mortgage payable	97,922	-	(97,922)	2	(a)	-

Total liabilities	120,627	1,366,161				1,366,161

Stockholders' equity
Common stock	14,418	-	35,352	2	(b)	49,770
Additional paid-in capital	513,974	-	(528,392)	2	(a)	(49,770)
			(35,352)	2	(b)
Retained deficit	(439,653)	(3,786)	439,653	2	(a)	(3,786)
Receivable from the sale of stock to officer	(9,000)	-	9,000	2	(a)	-

Total stockholders' equity	79,739	(3,786)				(3,786)

Total liabilities and stockholders' equity	200,366	1,362,375				1,362,375

See notes to unaudited pro forma condensed consolidated financial statements

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Statement of Income
Six months period ended June 30, 2007

	AXIO (Unaudited)	Eastern Concept (Audited)	Pro forma adjustments	Note		Pro forma consolidated balance
	US$	US$	US$			US$

Operating revenues
Rental income	25,057	-	(25,057)	2	(a)	-

	25,057	-				-

Operating expenses
General and administrative	16,932	4,122	(16,932)	2	(a)	4,122
Professional fees	4,828	-	(4,828)	2	(a)	-
Interest	5,409	-	(5,409)	2	(a)	-
Repairs and maintenance	2,061	-	(2,061)	2	(a)	-
Depreciation	4,418	-	(4,418)	2	(a)	-
Utilities	2,349	-	(2,349)	2	(a)	-
Management fees	2,002	-	(2,002)	2	(a)	-
Taxes	581	-	(581)	2	(a)	-

	38,580	4,122				4,122

Loss from operations	(13,523)	(4,122)				(4,122)

Non-operating income
Interest income	-	336				336

Loss before income taxes	(13,523)	(3,786)				(3,786)
Income taxes	-	-				-

Net loss	(13,523)	(3,786)				(3,786)

Loss per share	0.00					0.00

Weighted average number of shares
of common stock outstanding	14,359,167		35,351,667	2	(b)	49,710,834

See notes to unaudited pro forma condensed consolidated financial statements

Axiom III, Inc. and Subsidiaries
Unaudited Pro forma Condensed Consolidated Statement of Income
Year ended December 31, 2006

	AXIO (Audited)	Pro forma adjustments	Note		Pro forma Consolidated balance
	US$	US$			US$

Operating revenues
Rental income	49,825	(49,825)	2	(a)	-
Other income	118	(118)	2	(a)	-

Total revenue	49,943				-

Operating expenses
Selling , general and administrative	24,617	(24,617)	2	(a)	-
Consulting and professional fees—stock based compensation	28,000	(28,000)	2	(a)	-
Bad Debt Expense	596	(596)	2	(a)	-
Interest	9,062	(9,062)	2	(a)	-
Depreciation	8,838	(8,838)	2	(a)	-
Repairs and Maintenance	7,418	(7,418)	2	(a)	-

Total expenses	78,531				-

Net loss	(28,588)				-

Loss per share—basic and fully diluted	0.00				0.00

Weighted average number of shares
of common stock outstanding	14,090,000	35,351,667	2	(b)	49,441,667

See notes to unaudited pro forma condensed consolidated financial statements

Axiom III, Inc. and Subsidiaries
Notes to Unaudited Pro forma Condensed Consolidated Financial Statements

1.      Basis of pro forma presentation

The  unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying  notes  contained  in  AXIO’s Form 10-KSB for the year ended December 31, 2006, AXIO’s Form-10QSB quarterly report  for  the  six-month period ended June 30, 2007 and the audited financial statements of Eastern Concept for the period from June 29, 2007 to August 7, 2007 prepared  in  accordance with USGAAP.

Eastern Concept was incorporated on June 29, 2007.  Apart from the issuance of share capital for cash of HK$1 (rounded up to nil in these pro forma financial statements), there was no activity conducted by Eastern Concept from June 29, 2007 to June 30, 2007.  As a result, there were no revenues, expenses, assets and liabilities in the historical financial statements of Eastern Concept for the periods presented. Accordingly, Eastern Concept’s results for the period ended August 7, 2007 have been adopted in preparing the unaudited pro forma condensed consolidated balance sheet and statement of income as of June 30, 2007 and for the six-month period ended June 30, 2007.

As a result of the Share Exchange Agreement, the Eastern Concept Shareholder will become a majority shareholder holding 70.7% of the equity interests in AXIO.  For financial reporting purposes, the acquisition of Eastern Concept by AXIO is to be treated as a reverse acquisition whereby Eastern Concept is considered as the acquirer, i.e. the surviving entity.  On this basis, except for common stock and additional paid-in capital, the pro forma financial information represents the historical financial statements of Eastern Concept.

2.   Pro forma adjustments

Pro forma adjustments are necessary to reflect the adjustments necessary to give full effect to the acquisition as if it had been occurred at the beginning of the periods presented. These pro forma adjustments include the adjustments for the difference between the considerations paid for the assets acquired and the estimated fair value of such assets. As there were no intercompany transactions or balances, no pro forma adjustments for elimination in this respect is necessary.

The  pro forma consolidated provision for income taxes does not reflect the amounts  that  would  have  resulted  had  AXIO and Eastern Concept filed consolidated  income  tax  returns  during  the  periods  presented.

The pro forma adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

(a)
Adjustment to reflect the effect of reverse acquisition whereby Eastern Concept is considered as the surviving entity. Except for common stock and additional paid-in capital, all balances of AXIO are being reversed.

(b)
Adjustment to record the consideration for the acquisition of 100% interest in Eastern Concept. AXIO shall issue 35,351,667 shares of its common stock of US$0.001 par value to Eastern Concept Shareholder in exchange for the 100% shareholding in Eastern Concept.